Offerings - Offering: 1	May 14, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.433% Fixed-to-Floating Rate Notes due 2032
Amount Registered | shares	1,127,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 1,127,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 172,543.7
Offering Note
The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering.
The maximum aggregate amount of this offering is $1,127,000,000. The U.S. dollar equivalent of this amount, as well as the Amount Registered, Maximum Aggregate Offering Price and Amount of Registration Fee set forth in the table above, have been calculated using the euro/U.S. dollar exchange rate of €1.00/$1.1270 as released on May 12, 2025 by The Board of Governors of the Federal Reserve System.